Exhibit 99.1

January 2022 Investor Presentation

Disclaimers and forward looking statements

This presentation has been prepared by Winc, Inc. ("we," "us" or the "Company"). This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "expect," "intend," "project," "anticipate," and "future" or similar expressions are intended to identify forward-looking statements. Any forward-looking statements made by us in this presentation speaks only as of the date on which it was made and are based on management's current expectations of future events, assumptions, estimates, and beliefs, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, (i) our ability to achieve and maintain profitability, (ii) our ability to effectively manage our growth and evaluate future prospects, (iii) our ability to expand our resources to maintain consumer awareness of our brand, build brand loyalty and generate interest in our brands, (iv) our ability to cost-effectively acquire new customers or retain our existing customers, (v) the occurrence of an environmental catastrophe, climate change, wildfires, disease, pests, weather conditions, water supply challenges or other problems that could impact our production or procurement of wine or raw materials.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of known and unknown risks, uncertainties, and assumptions, including those set forth in the prospectus filed with the Securities and Exchange Commission (the "SEC") on November 12, 2021 and our other periodic filings with the SEC.

Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Any forward-looking statements made herein speak only as of the date of this press release, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance, or achievements reflected in the forward-looking statements will be achieved or will occur. Except as required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations.

This presentation contains data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information, and makes no undertaking to update such data after the date of this presentation.

The Company prepares and presents its consolidated financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain non-GAAP financial measures, such as Adjusted EBITDA, provide investors with additional useful information in evaluating the Company's core operating performance. The Company believes that these non-GAAP financial measures provide useful information about the Company's financial performance, enhance the overall understanding of its past performance and future prospects and allow for greater transparency with respect to important measures used by the Company's management for financial and operational decision-making. The Company is presenting these non-GAAP measures to assist investors in seeing its financial performance using a management view and because the Company believes that these measures provide an additional tool for investors to use in comparing its core financial performance over multiple periods with other companies in the Company's industry. There are a number of limitations related to the use of these non-GAAP measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other metrics to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures set forth in the appendix to this presentation, and not to rely on any single financial measure to evaluate its business. Numerical figures in the presentation have been subject to rounding adjustments. Accordingly, numerical figures shown as totals in various tables may not be arithmetic aggregations of the figures that precede them.

We own or otherwise have rights to the trademarks, service marks, copyrights and trade names, including those mentioned in this presentation, that are used in conjunction with the marketing of our services. This presentation includes trademarks which are protected under applicable intellectual property laws and are our property and/or the property of our subsidiaries. This presentation also contains trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. We do not intend our use or display of other companies' trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Solely for convenience, our trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

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Geoff McFarlane Co - Founder, CEO, and Board Member Brian Smith Co - Founder, President and Chairman of the Board 03 Today’s speakers

With a modern portfolio of fast - growing brands Proven omni - channel brand builders 3.4% year - over - year net revenue growth in Q3 2021 Demonstrated wholesale success 107% net revenue growth, 53.2% growth in retail accounts in Q3 2021 Digital - first marketing strategy ~600M ad impressions in 2021 04 Strong acquisition strategy and pipeline Acquired Natural Merchants assets in May 2021 Proven high - return brand development 4.6x average gross profit ROIC for new brand development in 2020 We at Winc are omni - channel brand builders

Our five current core brands Emerging core brands 05 93 92 rated 4.2 by 47,300 customers rated 4.1 by 146,500 customers Growing quickly with ample opportunity for scale Our core and emerging core brands

Anchored with large national distributors Total Winc case volume sold 167,695 250,370 239,990 227,429 260,559 431,734 Chain expansion Through Q3 2021 only WWC Lost Poet Folly of the Beast Chop Shop Summer Water Core brand 2015 2017 2020 2016 2019 2018 2021 150 000 100 000 50 000 0 CA wholesale launch 6,173 16,962 43,644 60,787 76,609 120,158 142,738 National wholesale expansion 06 Our core brands have developed into a successful omni - channel portfolio

Top - rated domestic rosé by Wine Enthusiast #56 Enthusiast Top 100 2020 07

Summer Water will be… best - selling ultra - premium domestic rosé (1) on Wine Enthusiast’s Top 100 2020 cases of production in 2021 households delivered NATIONALLY distributed in major retail chains like Whole Foods AMPLIFIED omni - channel through digital marketing, pop - up events, national partnerships, and more highest velocity per door, all rosé (1) omni - channel revenue growth, Q3 2021 #1 4th #56 ~350K 100K+ 88% Summer Water 08 (1) Nielsen

Lost Poet Wine From Winc & Atticus Is Here To Become The Instagram Aesthetic Of Millennial Dreams. 09

Lost Poet will be… of wines ranked by Vivino (1) with Instagram influencer and poet Atticus (1.6M followers) growth in production 2019 - 2020 Partnership Top 4% 3x red blend on Winc.com Highest - rated Launched as Target exclusive FLAGSHIP brand with Target nationally ON THE WINE MENUS at top restaurants in the US Lost Poet 10 (1) As of June 30, 2021

Highlights of our other core brands lifetime cases +106K lifetime cases +98K lifetime cases +36K Top - quality Pinot Noir for a premium price, acclaimed in Wine Enthusiast, Sommeliers Choice Awards, and more 93 points on Tasting Panel (2018 vintage) Strong chain footprint with placements in chains like Whole Foods, Albertsons, Kroger, and more Organic, better - for - you product in Winc portfolio, launched in Walmart 11

Omni - channel, digital - first growth strategy Line of sight to 50,000 retail locations supplied with pipeline of new brands and velocity - boosting marketing and other growth strategies Retail door and wholesale shelf expansion Leverage content, social, ads, affiliate articles for brand awareness; collect learnings from data on purchase rates, at - home trial, consumption rates and patterns from innovation site Access to ~3.6M leads and ~120K active online members Digital marketing and Winc.com insights 0 10 000 20 000 30 000 40 000 50 000 2019A 2020A LTM Q3 2021A next 2 - 3 years 4700+ 7800+ 11400 + 50000+ Modern path to the consumer driving growth and awareness 12

Highly innovative, differentiated, and repeatable brand development strategy Create brands through cross - functional analysis of sourcing and formulation, market trends, Winc’s proprietary DTC data, and target audience / market positioning Ideate 1 Launch brands to DTC channel for testing and optimization using site behavior, ratings analysis, and identify breakout brands for amplification Launch 2 Position brand for scale and optimize quality and margins, promote digitally and bring to national wholesale partners for scale Amplify 3 We believe our proprietary process for brand identification of scale materially de - risks launch… …and creates attractive top - line results Core brand net revenue ($M) Growth 2019 - 2020 53% 13

High returns on invested capital: Attractive gross profit return on new product development We believe our repeatable brand development framework generates attractive returns on successful brand launches while minimiz ing the financial risk of new product launches Net revenue Gross profit Gross margin Avg. development cost (1) $18.2M $8.5M 47% $270K $6.1M $2.6M 43% $270K $3.1M $1.2M 40% $270K $1.4M $0.7M 50% $270K $0.6M $0.3M 54% $270K 2016 - 2020 32.1x 32.1x 9.9x 9.9x 4.6x 4.6x 2.5x 2.5x 1.3x 1.3x 2020 performance 2020 performance 2020 performance Avg. core brand Avg. Innovation (2) Weakest Innovation 2020 performance (1) Development costs include the addition of the prior 3 months of internal G&A that were directly involved in the developme nt and launch of the product into market (2) Innovation projects are defined as new brands and/or varietal extensions of existing brands that recorded their first sal es in either 2019 or 2020 and received dedicated internal resources during their development Gross profit return 14

Future growth opportunities 20% 11% Innovation pipeline Acquisition strategy Penetration in Target stores nationally - roughly 400 out of 1,900 stores Penetration in Walmart stores nationally - roughly 530 out of 4,700 stores We have tremendous whitespace within wholesale to grow placements and number of accounts Activating new retail accounts and doors Our omni - channel marketing and unique data - backed products propel our wholesale growth Driving sales and velocity in existing retail accounts 15 (1) Whole Foods stores that sold Winc products in both 2020 and 2021; Whole Foods data as of December 2, 2021 (2) Depletion data as of January 5, 2022 Continued growth of core portfolio 123% Growth in unit sales at Whole Foods (1) 75% Growth in chain depletions, 2021 vs. 2020 (2)

Future growth opportunities Innovation pipeline Acquisition strategy Addressing fast - growing part of wine market and opportunity to meet growing consumer health trend, validated by third party research and proprietary Winc data Premium non - alcoholic wine category projected to grow at 13% CAGR (1) Good Twin: non - alcoholic organic wine WKND: ready - to - drink canned cocktail Capturing a laid - back, fun aesthetic aligned with growing trend in market and millennials’ desire for new formats, environmentally friendly packaging Celebrity prosecco Partnering with high - profile celebrity to develop a new prosecco brand, capitalizing on Winc’s capabilities and celebrity influence to reach a diverse, millennial audience Developed in partnership with Natural Merchants supplier Prosecco category projected to grow at 25% CAGR (1) and has significant untapped opportunity Path to further category expansion 16 Continued growth of core portfolio (1) International Wines and Spirits Record

Future growth opportunities Continued growth of core portfolio Acquisition strategy Boosted our capabilities through access to organic supply partners, enhanced potential for future organic brand launches, and widened geographic reach Expanded our wholesale portfolio by over 20 SKUs with organic products in high demand Direct - to - consumer organic offering potential Solidifies Winc as key supplier in organic wine category , which is projected to grow at 11.6% CAGR through 2027 (1) and was identified as the top opportunity type of wine for younger consumers (2) Our unique capabilities enable us to acquire wholesale brands and then amplify digitally or to acquire digital brands and then unlock their wholesale potential Acquirer of choice: Winc’s unique ability to achieve economies of scale and drive omni - channel growth Recent acquisition: Natural Merchants Innovation pipeline 17 (1) The Insight Partners (2) Wine Intelligence Report

Q3 2021 financial update Wholesale YoY growth Q3 2021 gross margin Q3 2021 Adj. EBITDA margin Overall YoY growth 107% 42% - 8% 3.4% Growth in core brand case volume Increase in retail accounts 34% 53% 18 Source: Q3 2021 financial results Net revenue Gross profit Adjusted EBITDA Three months ending September 30, 2021

2020A H1 2021A Q3 2021A DTC Wholesale 86.9% 13.1% 77.9% 22.1% 70.0% 30.0% 19 Does not include other revenue Our growing wholesale channel increasingly represents proportion of overall revenue

Growth Growth Q3 YTD 2021 Adj. EBITDA margin 14% 24% - 8% 20 Source: 10 - Q Net revenue Gross profit Adjusted EBITDA Q3 2021 financial update Nine months ending September 30, 2021

Appendix

We believe we have a differentiated omni - channel strategy that captures the best of “the old” and “the new” Have grown to significant scale through channel expertise in wholesale Brand building and acquisition Lack speed to market and first - party data Unsophisticated DTC channels and connection to customer Emerging at - scale wholesale channel Successful portfolio of brands and acquisition strategy Speed to market, first - party data, and digital - first growth strategy Asset - light production model

Sector tailwinds Shifting demographics of the wine industry 76% of our DTC members are aged 44 and younger US wine consumption by age over time (1) US wine volume market share by price band (2) Online penetration in alcohol vs. CPG (3) Gen Z Millennials 68+ years old Gen X 2015 2025E 2035E Premiumization Shift to online purchasing 7.8% 7.0% 1.6% Alcohol 2020 Alcohol 2024 CPG overall 2020 27.5% 35% 35% 27% 35% 43% 14% 40% 29% 17% 13% 11% Luxury (≥ $30) Value (≤ $9.99) Premium ($10 - $29.99) 2.9% 69.6% Baby Boomers (1) Silicon Valley Bank: State of Wine Report 2016 (2) International Wine and Spirits Record (IWSR), 2020. All wine categories (3) IRI, International Wine and Spirits Record (IWSR), 2020

Key takeaways Highly scalable, rapidly growing business with omni - channel presence Wholesale distribution channel is primary growth driver Focus on building large - scale brands that resonate with younger consumers Asset - light outsourced production model Stable and improving gross margins

Our process from grape to glass Our in - house creative team uses market analysis and our proprietary Winc.com consumer data to create brands Our product team finds the best grapes each season through our global partners and produces and bottles it in contracted facilities Our proprietary brands, control of most important aspects of supply chain, and DTC platform allow us to further refine products with a focus on premium wines of superior quality Sourcing and asset - light production with contracted partners Proprietary Winc brand ideation Scalability with quality 01 03 02

Adjusted EBITDA reconciliation ($M) Net loss Interest expense Income tax expense Depreciation and amortization expense EBITDA Stock based compensation Gain on debt forgiveness - PPP note payable Forgiveness of employee promissory notes issued for stock option exercises Change in fair value of warrants Adjusted EBITDA Net loss margin Adjusted EBITDA margin Q3 2021 ($5.7) $0.1 $0.0 $0.2 ($5.4) $0.8 - $3.5 ($0.2) ($1.4) - 31.1% - 7.3% Q3 2020 ($1.3) $0.1 $0.0 $0.1 ($1.0) $0.1 - - - ($1.0) - 7.4% - 5.5% YTD Q3 2021 ($9.1) $0.5 $0.0 $0.5 ($8.0) $1.0 ($1.4) $3.5 $0.6 ($4.3) - 16.9% - 7.9% YTD Q3 2020 ($5.0) $0.7 $0.0 $0.4 ($4.0) $0.2 - - $0.2 ($3.6) - 10.8% - 7.7%